EXHIBIT 21.01

SUBSIDIARIES OF MARTIN MARIETTA MATERIALS, INC.

AS OF JANUARY 31, 2022

Percent
Name of Subsidiary	Owned
Alamo Gulf Coast Railroad Company, a Texas corporation	99.5%[1]

Alamo North Texas Railroad Company, a Texas corporation	99.5%[2]

American Aggregates Corporation, a North Carolina corporation	100%

American Materials Technologies, LLC, a Tennessee limited liability company	100%[3]

American Stone Company, a North Carolina corporation	50%[4]

Bahama Rock Limited, a Bahamas corporation	100%

Bluegrass – Blue Mount, LLC, a North Carolina limited liability company	100%[5]

Bluegrass Materials Company, LLC, a North Carolina limited liability company	100%[6]

Bluegrass-St. Marys, LLC, a North Carolina limited liability company	100%[7]

Brookhollow of Alexandria, Inc., a Louisiana corporation	100%[8]

Brookhollow Corporation, a Delaware corporation	100%[9]

Brook Hollow Properties, Inc., a Texas corporation	100%[10]

Calaveras Materials, LLC, a California limited liability company	100%[11]

California Natural Aggregates, Inc., a California corporation	100%[12]

[1]	Alamo Gulf Coast Railroad Company is owned by Martin Marietta Materials Southwest, LLC, (99.5%) and certain individuals (0.5%).
[2]	Alamo North Texas Railroad Company is owned by Martin Marietta Materials Southwest, LLC, (99.5%) and certain individuals (0.5%).
[3]	American Materials Technologies, LLC is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.
[4]	Martin Marietta Materials, Inc. owns a 50% interest in American Stone Company.
[5]	Bluegrass – Blue Mount, LLC is a wholly owned subsidiary of Bluegrass Materials Company, LLC.
[6]	Bluegrass Materials Company, LLC is a wholly owned subsidiary of Panadero Midco, LLC.
[7]	Bluegrass-St. Marys, LLC is a wholly owned subsidiary of Bluegrass Materials Company, LLC.
[8]	Brookhollow of Alexandria, Inc. is a wholly owned subsidiary of Brookhollow Corporation.
[9]	Brookhollow Corporation is a wholly owned subsidiary of Texas Industries, Inc.
[10]	Brook Hollow Properties, Inc. is a wholly owned subsidiary of Brookhollow Corporation.
[11]	Calaveras Materials, LLC is a wholly owned subsidiary of Thunder Cement LLC
[12]	California Natural Aggregates, Inc. is a wholly owned subsidiary of Texas Industries, Inc.

Campbell’s C-Ment Contracting, Inc., a Colorado corporation	100%[13]

CIG MC LLC, a Colorado limited liability company	100%

Creole Corporation, a Delaware corporation	100%[14]

FRI Ready Mix of Tennessee, LLC, a Florida limited liability company	100%[15]

Front Range Aggregates LLC, a Delaware limited liability company	100%

Granite Canyon Quarry, a Wyoming joint venture	100%[16]

Hanson Aggregates LLC, a Delaware limited liability company	100%[17]

Hanson Aggregates Mid-Pacific, LLC, a Delaware limited liability company	100%[18]

Hanson Aggregates Pacific Southwest LLC, a California limited liability company	100%[19]

Hanson Marine Finance, LLC, a California limited liability company	100%[20]

Hanson Marine Operations, LLC, a California limited liability company	100%[21]

Harding Street Corporation, a North Carolina corporation	100%

HSMM LLC, a North Carolina limited liability company	100%

Kent Sand & Gravel Company, LLC, a North Carolina limited liability company	100%[22]

Lehigh Cement West, LLC, a California limited liability company	100%[23]

Mardell Trucking Company, Inc., a North Carolina corporation	100%[24]

Martin Marietta Bluegrass, LLC, a North Carolina limited liability company	100%[25]

[13]	Campbell’s C-Ment Contracting, Inc. is a wholly-owned subsidiary of Suburban Acquisition Company.
[14]	Creole Corporation is a wholly owned subsidiary of Texas Industries, Inc.
[15]	FRI Ready Mix of Tennessee, LLC is a wholly owned subsidiary of American Materials Technologies, LLC.
[16]	Granite Canyon Quarry is owned 51% by Meridian Granite Company and 49% by Martin Marietta Materials Real Estate Investments, Inc.
[17]	Hanson Aggregates LLC is a wholly owned subsidiary of MMMW AGG, LLC.
[18]	Hanson Aggregates Mid-Pacific, LLC is a wholly owned subsidiary of Hanson Aggregates LLC.
[19]	Hanson Aggregates Pacific Southwest LLC is a wholly owned subsidiary of Hanson Aggregates LLC.
[20]	Hanson Marine Finance, LLC is a wholly owned subsidiary of Hanson Aggregates Mid-Pacific, LLC.
[21]	Hanson Marine Operations, LLC is a wholly owned subsidiary of Hanson Aggregates Mid-Pacific, LLC.
[22]	Kent Sand & Gravel Company, LLC is a wholly owned subsidiary of Bluegrass Materials Company, LLC.
[23]	Lehigh Cement West, LLC is a wholly owned subsidiary of Thunder Cement LLC.
[24]	Mardell Trucking Company, Inc. is owned 50% by Bluegrass Materials Company, LLC and 50% by Petrillo Brothers, Inc.
[25]	Martin Marietta Bluegrass, LLC is owned 61.62% by Panadero Corp. and 38.38% by Martin Marietta Materials, Inc.

Martin Marietta Composites, Inc., a Delaware corporation	100%

Martin Marietta Fleet Management LLC, a North Carolina limited liability company	100%[26]

Martin Marietta Funding LLC, a Delaware limited liability company	100%

Martin Marietta Inc., a North Carolina corporation	100%

Martin Marietta Kansas City, LLC, a Delaware limited liability company	100%[27]

Martin Marietta Magnesia Specialties, LLC, a Delaware limited liability company	100%

Martin Marietta Materials Canada Limited, a Nova Scotia, Canada corporation	100%

Martin Marietta Materials of Missouri, Inc., a North Carolina corporation	100%

Martin Marietta Materials Real Estate Investments, Inc., a North Carolina corporation	100%

Martin Marietta Materials Southwest, LLC, a Texas limited liability company	100%[28]

Martin Marietta Materials West Division, LLC, a North Carolina limited liability company	100%

Martin Marietta Transportation and Distribution, LLC	100%

Material Producers, Inc., an Oklahoma corporation	100%[29]

Maryland Materials, Inc., a North Carolina corporation	100%[30]

Meridian Aggregates Company, a Limited Partnership, a North Carolina limited partnership	100%[31]

Meridian Aggregates Company Northwest, LLC, a North Carolina limited liability company	100%

Meridian Aggregates Company Southwest, LLC, a North Carolina limited liability company	100%[32]

Meridian Aggregates Investments, LLC, a North Carolina limited liability company	100%[33]

Meridian Granite Company, a North Carolina corporation	100%[34]

Mid-State Construction & Materials, Inc., an Arkansas corporation	100%

Mission Valley Rock Co., LLC, a California limited liability company	100%[35]

MMM Mexico I, LLC, a North Carolina limited liability company	100%[36]

MMM Mexico, LLC, a North Carolina limited liability company	100%[37]

MMMMW A&P, LLC, a North Carolina limited liability company	100%[38]

MMMW AGG, LLC, a North Carolina limited liability company	100%[39]

MMMW AZ RMX, LLC, a North Carolina limited liability company	100%[40]

MMMW CMT, LLC, a North Carolina limited liability company	100%[41]

MTD Pipeline LLC, a Delaware limited liability company	50%[42]

North East Land and Material Company, Inc., a North Carolina corporation	100%[43]

Panadero Corp., a North Carolina corporation	100%

Panadero Midco, LLC, a North Carolina limited liability company	100%[44]

Partin Limestone Products, Inc., a California corporation	100%[45]

PCAz Leasing, LLC, an Arizona limited liability company	100%[46]

Petrillo Brothers, Inc., a North Carolina corporation	100%[47]

Piedras y Arenas Baja, S. de R.L. de C.V., a Mexican limited liability company	100%[48]

Powderly Transportation, Inc., a North Carolina corporation	100%[49]

R&S Sand & Gravel, LLC, a North Carolina limited liability company	100%[50]

Ratliff Mix Management, LLC, a Texas limited liability company	100%[51]

Ratliff Ready‑Mix, LP, a Texas limited partnership	100%[52]

Riverside Cement Company, a California partnership	100%[53]

Riverside Cement Holdings Company, a Delaware corporation	100%[54]

Rock & Rail LLC, a Colorado limited liability company	100%

Rocky Mountain Materials and Asphalt, Inc., a Colorado corporation	100%

Rocky Mountain Premix, Inc., a Colorado corporation	100%

Rocky Mountain Ready Mix Concrete, Inc., a Colorado corporation	100%[55]

Royal Gorge Express, LLC, a Colorado Limited Liability Company	50%[56]

South Valley Materials, LLC, a California limited liability company	100%[57]

Southwestern Financial Corporation, a Texas Corporation	100%[58]

St. Marys Sand Company, LLC, a North Carolina limited liability company	100%[59]

Suburban Acquisition Company, a Colorado corporation	100%
Texas Industries Holdings, LLC, a Delaware limited liability company	100%[60]

[26]	Martin Marietta Fleet Management LLC, is a wholly owned subsidiary of Martin Marietta Materials Southwest, LLC
[27]	Martin Marietta Kansas City, LLC is owned 95% by Martin Marietta Materials, Inc. and 5% by Martin Marietta Materials of Missouri, Inc.
[28]	Martin Marietta Materials Southwest, LLC is a wholly owned subsidiary of Texas Industries, Inc.
[29]	Material Producers, Inc. is a wholly owned subsidiary of Martin Marietta Materials Southwest, LLC.
[30]	Maryland Materials, Inc. is owned 50% by Bluegrass Materials Company, LLC and 50% by Petrillo Brothers, Inc.
[31]	Meridian Aggregates Company, a Limited Partnership, is owned 98% by Meridian Aggregates Investments, LLC. The remaining 2% is owned by Martin Marietta Materials, Inc.
[32]	Martin Marietta Materials Southwest, LLC is the sole member of Meridian Aggregates Company Southwest, LLC.
[33]	Meridian Aggregates Investments, LLC is owned 99% by Martin Marietta Materials, Inc. and 1% by Martin Marietta Materials Real Estate Investments, Inc.
[34]	Meridian Granite Company is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.
[35]	Mission Valley Rock Co., LLC is a wholly owned subsidiary of Hanson Aggregates Mid-Pacific, LLC.
[36]	MMM Mexico I, LLC is a wholly owned subsidiary of Martin Marietta Materials West Division, LLC.
[37]	MMM Mexico, LLC is a wholly owned subsidiary of Martin Marietta Materials West Division, LLC.
[38]	MMMMW A&P, LLC is a wholly owned subsidiary of Martin Marietta Materials West Division, LLC.
[39]	MMMW AGG, LLC is a wholly owned subsidiary of Martin Marietta Materials West Division, LLC.
[40]	MMMW AZ RMX, LLC is a wholly owned subsidiary of Martin Marietta Materials West Division, LLC.
[41]	MMMW CMT, LLC is a wholly owned subsidiary of Martin Marietta Materials West Division, LLC.
[42]	Martin Marietta Magnesia Specialties, LLC, a wholly owned subsidiary of Martin Marietta Materials, Inc., owns a 50% interest in MTD Pipeline LLC.
[43]	North East Land and Material Company, Inc. is a wholly owned subsidiary of Maryland Materials, Inc.
[44]	Panadero Midco, LLC is a wholly owned subsidiary of Martin Marietta Bluegrass, LLC.
[45]	Partin Limestone Products, Inc. is a wholly owned subsidiary of Riverside Cement Company.
[46]	PCAz Leasing, LLC is a wholly owned subsidiary of Hanson Aggregates LLC.
[47]	Petrillo Brothers, Inc. is a wholly owned subsidiary of Bluegrass Materials Company, LLC.
[48]	Piedras y Arenas Baja, S. De R.L. de C.V. is owned 99.9999% by MMM Mexico, LLC and 0.0001% by MMM Mexico I, LLC.
[49]	Powderly Transportation, Inc. is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.
[50]

Martin Marietta Materials, Inc. is the manager of and owns a 90% interest in R&S Sand & Gravel, LLC. The other 10% is owned by Harding Street Corporation, a wholly owned subsidiary of Martin Marietta Materials, Inc.

[51]	Ratliff Mix Management, LLC is a wholly owned subsidiary of TXI Operations, LP.
[52]	Ratliff Ready-Mix, LP is owned 99% by TXI Operations, LP and 1% by Ratliff Mix Management, LLC.
[53]	Riverside Cement Company is owned 49% by TXI California, Inc. and 51% by TXI Riverside Inc.
[54]	Riverside Cement Holdings Company is a wholly owned subsidiary of Riverside Cement Company.
[55]	Rocky Mountain Ready Mix Concrete, Inc. is a wholly owned subsidiary of Campbell’s C-Ment Contracting, Inc.
[56]	Rock & Rail LLC, a wholly owned subsidiary of Martin Marietta Materials, Inc., owns a 50% interest in Royal Gorge Express, LLC
[57]	South Valley Materials, LLC is a wholly owned subsidiary of Thunder Cement LLC.
[58]	Southwestern Financial Corporation is a wholly owned subsidiary of TXI Operations, LP.
[59]	St. Marys Sand Company, LLC is a wholly owned subsidiary of Bluegrass-St. Marys, LLC.
[60]	Texas Industries Holdings, LLC is a wholly owned subsidiary of Texas Industries, Inc.

Texas Industries, Inc., a Delaware corporation	100%

Texas Industries Trust, a Delaware trust	100%[61]

Theodore Holding, LLC, a Delaware limited liability company	60.7%[62]

Thunder Cement LLC, a Delaware limited liability company	100%[63]

Tiller Corporation, a North Carolina corporation	100%

Two Rivers Cement LLC, a Delaware limited liability company	50%[64]

TXI Aviation, Inc. dba TXI Retail, a Texas corporation	100%[65]

TXI California, LLC, a Delaware limited liability company	100%[66]

TXI Cement Company, a Delaware corporation	100%[67]

TXI LLC, a Delaware limited liability company	100%[68]

TXI Operating Trust, a Delaware trust	100%[69]

TXI Operations, LP, a Delaware limited partnership	100%[70]

TXI Power Company, a Texas corporation	100%[71]

TXI Riverside, LLC, a Delaware limited liability company	100%[72]

TXI Transportation Company, a Texas corporation	100%[73]

Valley Stone LLC, a Virginia limited liability company	50%[74]

[61]	Texas Industries Trust is owned 100% by Texas Industries Holdings, LLC.
[62]	Martin Marietta Materials, Inc. is the manager of and owns a 60.7% interest in Theodore Holdings, LLC.
[63]	Thunder Cement LLC is a wholly owned subsidiary of MMMW CMT, LLC.
[64]	MMMW CMT, LLC, a wholly owned subsidiary of Martin Marietta Materials, Inc., owns a 50% ownership interest in Two Rivers Cement LLC.
[65]	TXI Aviation, Inc. is a wholly owned subsidiary of Texas Industries, Inc.
[66]	TXI California, LLC is a wholly owned subsidiary of Texas Industries, Inc.
[67]	TXI Cement Company is a wholly owned subsidiary of Texas Industries, Inc.
[68]	TXI, LLC is a wholly owned subsidiary of Texas Industries, Inc.
[69]	TXI Operating Trust is owned 100% by TXI LLC.
[70]	TXI Operations, LP is owned 99% by Texas Industries Trust and owned 1% by TXI Operating Trust.
[71]	TXI Power Company is a wholly owned subsidiary of Texas Industries, Inc.
[72]	TXI Riverside, LLC is a wholly owned subsidiary of Texas Industries, Inc.
[73]	TXI Transportation Company is a wholly owned subsidiary of Texas Industries, Inc.
[74]	Martin Marietta Materials, Inc. is the manager of and owns a 50% interest in Valley Stone LLC.